                                 MASSBANK CORP.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN


              SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

      The name of the plan is the MASSBANK Corp. Amended and Restated 1994 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the personnel of MASSBANK Corp. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      "Act" means the Securities Exchange Act of 1934, as amended.

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

      "Award Agreement" means the agreement executed and delivered to the Company by the recipient of an Award.

      "Board" means the Board of Directors of the Company.

      "Cause" means, for purposes of the Plan, and shall be limited to, a determination of the Board that the optionee should be dismissed as a result of
(i) dishonesty of the optionee with respect to the Company, MASSBANK (the "Bank"), or any affiliate thereof; (ii) the optionee's commission of a crime punishable as a felony; or (iii) the optionee's failure to perform in a satisfactory manner a substantial portion of such optionee's duties and responsibilities to the Company or the Bank.

      "Change of Control" is defined in Section 14.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Committee" means the Board or any Committee of the Board as described in
Section 2.

      "Disability" means disability as set forth in Section 22(e)(3) of the Code.

      "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

      "Effective Date" is defined in Section 16.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

      "Fair Market Value" on any given date means the last sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which the Stock was traded, as reflected on the NASDAQ National Market System or, if applicable, any other national stock exchange or trading system on which the Stock is traded.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Performance Share Award" means an Award granted pursuant to Section 9(a).

      "Restricted Stock Award" means an Award granted pursuant to Section 7(a).

      "Stock" means the Common Stock, $0.01 par value, of the Company, subject to adjustment pursuant to Section 3.

      "Stock Appreciation Right" means an Award granted pursuant to Section
6(a).

      "Subsidiary" means any bank, corporation or other entity (other than the Company) in any unbroken chain of banks, corporations or other entities, beginning with the Company if each of the banks, corporations or entities (other than the last bank, corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other banks, corporations or entities in the chain.

      "Unrestricted Stock Award" means an Award granted pursuant to Section 8.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE AWARDS, ETC.

      (a) Committee. The Plan shall be administered by the Board or a committee thereof appointed by the Board (such committee, or the Board acting in such capacity, is hereinafter referred to as the "Committee").

      (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select the officers, other employees and directors of the Company and its Subsidiaries to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

            (iii) to determine the number of shares to be covered by any Award;

            (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of Award Agreements;

            (v) to accelerate the exercisability or vesting of all or any portion of any Award;

            (vi) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

            (vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

      (a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 190,000, subject to adjustment in accordance with Section 3(b) below. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the Plan participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. No more than 70,000 shares may be issued to any one individual in the form of Options and Stock Appreciation Rights in any period of three consecutive years, subject to the adjustment of such number of shares in accordance with Section 3(b) below. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in stock, the right to purchase an equal number of shares of Common Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares shall no longer be available under the Plan.

      (b) Stock Dividends, Mergers, Etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities that may be issued pursuant to the Plan or on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion (and without the consent of the optionee) may, as to any outstanding Awards, make such substitution (including the substitution of shares of capital stock of any other entity) or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 14.

      (c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY.

      Participants in the Plan will be such officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. Non-Employee Directors are also eligible to participate in the Plan but only to the extent provided in Section 5(c) and Section 8(c) below.

SECTION 5.  STOCK OPTIONS.

      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

      No Incentive Stock Option shall be granted under the Plan after January 17, 2004.

      (a) Stock Options Granted to Employees. The Committee in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (i) Exercise Price. The per share exercise price of a Stock Option shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
      Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

            (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

            (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                  (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee in the open market or that have been held by the optionee for at least six months and are not then subject to restrictions under any Company plan, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly
            executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price; provided that in the event the optionee chooses to pay the option purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

      The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. Payment instruments will be received subject to collection. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

            (v) No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in an Award Agreement that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners; provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement.

            (vi) Termination by Death. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

            (vii) Termination by Reason of Disability or Normal Retirement.

                  (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (B) (1) Any Non-Qualified Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                        (2) Any Incentive Stock Option held by an optionee whose
            employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

                  (D) Except as otherwise provided by the Committee at the time of grant, the death of an optionee during a period provided in this
            Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option (or during the final year of such period if longer than one year), shall extend such period for one year following death, subject to termination on the expiration of the stated term of the Option, if earlier.

            (viii) Termination for Cause. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to three months from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

            (ix) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

            (x) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

            (xi) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under this Plan, except as otherwise provided in this Plan.

      (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an Option and paying the purchase price by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to pay the purchase price in connection with the exercise of the original Option.

      (c)   Stock Options Granted to Non-Employee Directors.

            (i) Grant of Options. The Committee in its discretion may grant Non-Qualified Stock Options to Non-Employee Directors subject to the following terms and conditions (it being noted that under the current Rules under the Act, such grant may result in the members of the Committee ceasing for a period of time to be Disinterested Persons and the Plan ceasing to be qualified under Rule 16b-3).

            (ii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

            (iii) Exercise; Termination; Non-transferability.

                  (A) No Option granted under this Section 5(c) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the Non-Employee Director because of Disability or death or upon the occurrence of a Change in Control as set forth in Section 14 hereof. No Option issued under this Section 5(c) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

                  (B) The rights of a Non-Employee Director in an Option granted under Section 5(c) shall terminate three months after such Director ceases to be a Director of the Company or the specified expiration date, if earlier; provided, however, that if the Non-Employee Director resigns, is not re-nominated for election or is removed as a Director and the Committee determines that the primary reason for such resignation, failure to re-nominate or removal would constitute Cause, then the rights shall terminate immediately on the date on which he ceases to be a Director.

                  (C) No Stock Option granted under this Section 5(c) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and Options granted under this Section 5(c) shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in an Award Agreement that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners; provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement. Any Option granted to a Non-Employee Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of one year from the date of death or until the expiration of the stated term of the Option, if earlier.

                  (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

SECTION 6.  STOCK APPRECIATION RIGHTS; DISCRETIONARY PAYMENTS.

      (a) Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or in a form of payment permitted under Section 6(e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

      (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted to any employees of the Company or any Subsidiary by the Committee in tandem with, or independently of, any Stock Option granted pursuant to Section 5(a) of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Right may be granted only at the time of the grant of the Option.

      A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, at the Committee's discretion, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only so terminate if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by such Stock Appreciation Right.

      (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

            (i) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

            (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

            (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only when and to the extent that the underlying Stock Option would be transferable. Stock Appreciation Rights not granted in tandem with a Stock Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

      (d) Settlement in the Form of Restricted Shares. Shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under this Plan, except as otherwise provided in this Plan.

SECTION 7.  RESTRICTED STOCK AWARDS.

      (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to any employees of the Company or any Subsidiary. In no event shall the number of shares of Stock issued pursuant to the grant of Restricted Stock Awards or the award of Unrestricted Stock for consideration less than Fair Market Value at the time of the award exceed in the aggregate 10% of the maximum number of shares of Stock reserved and available for issuance under this Plan, as such number may be adjusted in accordance with Section 3 hereof. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. A Restricted Stock Award may be granted to an employee by the Committee in lieu of any compensation otherwise due to such employee.

      (b) Award Agreement. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

      (c) Rights as a Shareholder. Upon complying with Section 7(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such other conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 7(e) below.

      (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment of the participant by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the Award Agreement).

      (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12, amend any conditions of the Award.

      (f) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.  UNRESTRICTED STOCK AWARDS.

      (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to any employees of the Company or any Subsidiary shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). The number of shares of Stock issued pursuant to all awards of Unrestricted Stock shall be limited as described in Section 7(a) hereof. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due or payable to such employee.

      (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of an employee and with the consent of the Committee, each employee may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to him in Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid). Such Unrestricted Stock may be paid to the employee at the same time as the cash compensation would otherwise be paid, or at a later time, as specified by the employee in the written election.

      (c) Elections to Receive Unrestricted Stock in Lieu of Directors' Fees. Each Non-Employee Director may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive all or a portion of such fees in Unrestricted Stock (valued at Fair Market Value on the date or dates the directors' fees would otherwise be paid). Such Unrestricted Stock may be paid to the Non-Employee Director at the same time the directors' fees would otherwise have been paid, or at a later time, as specified by the Non-Employee Director in the written election.

      (d) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9.  PERFORMANCE SHARE AWARDS.

      (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independently of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance based plans of the Company in setting the standards for Performance Share Awards under the Plan.

      (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

      (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under this Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in the performance plan adopted by the Committee).

      (d) Termination. Except as may otherwise be provided by the Committee at any time, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement, termination without Cause and termination for Cause).

      (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10.  TAX WITHHOLDING.

      (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, all Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      (b) Payment in Shares. Subject to the approval of the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11.  TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12.  AMENDMENTS AND TERMINATION.

      The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

SECTION 13.  STATUS OF PLAN.

      With respect to the portion of any Award which has not been exercised and any payments in cash, stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder; provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14.  CHANGE OF CONTROL PROVISIONS.

      Upon the occurrence of a Change of Control as defined in this Section 14:

      (a) Each Stock Option, Stock Appreciation Right and Performance Share Award shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

      (b) Restrictions and conditions on Awards of Restricted Stock shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards.

      (c) To the extent Section 14(a) hereof is not applicable to any Stock Options, Stock Appreciation Rights or Performance Share Awards, the Committee may at any time prior to or after a Change of Control accelerate the exercisability of any Stock Options, Stock Appreciation Rights and Performance Share Awards to the extent it shall in its sole discretion determine.

      (d) "Change of Control" shall mean the occurrence of any one of the following events:

            (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

            (ii) persons who, as of the date hereof, constitute the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided that any person becoming a director of the Company subsequent to the date hereof whose nomination was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board;

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

            (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 15.  GENERAL PROVISIONS.

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. Delivery of Stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of this Plan nor the grant of any Award to any employer shall confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 16.  EFFECTIVE DATE OF PLAN.

      This Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 17.  GOVERNING LAW.

      This Plan shall be governed by Massachusetts law except to the extent such law is preempted by Federal law.